Exhibit 31
                                                                Certification of
                                                         Principal Executive and
                                                               Financial Officer
I, Wilson Cheng, certify that:

1. I have reviewed this Annual Report on Form 10-KSB of AMCO Transport Holdings, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;


3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;


4. The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

        a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

        b. Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

        c. Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5. The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

        a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

        b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date: April 12, 2004


/s/ Wilson Cheng
-----------------------------------------
Wilson Cheng,
Principal Executive and Financial Officer

                          AMCO TRANSPORT HOLDINGS, INC.

                        NOTES TO THE FINANCIAL STATEMENTS

                         STATEMENT FURNISHED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned is the Chief Executive Officer and Treasurer or Principal Accounting Officer of AMCO Transport Holdings, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Annual Report on Form 10-KSB of AMCO Transport Holdings, Inc. for the year ended December 31, 2003.

      The undersigned certifies that such 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of AMCO Transport Holdings, Inc. as of December 31, 2003.

This Certification is executed as of April 12, 2004.

By:    /s/ Wilson Cheng
----------------------------------------
Name:  Wilson Cheng
Title: Chairman, CEO and Treasurer
(Principal Executive Officer and Principal Financial and
Accounting Officer)





















A signed original of this written statement required by Section 906 has been provided to AMCO Transport Holdings, Inc. and will be retained by AMCO and furnished to the Securities and Exchange Commission or its staff upon request.